UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2011
Abington Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-52705	20-8613037

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Old York Road, Jenkintown, Pennsylvania	19046

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (215) 886-8280
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On April 29, 2011, Abington Bancorp, Inc. (the “Company”) reported its results of operations for the quarter ended March 31, 2011.
For additional information, reference is made to the Company’s press release dated April 29, 2011, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for any purpose except as otherwise provided herein.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following exhibits are included with this Report:

Exhibit No.	Description

99.1	Press release, dated April 29, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABINGTON BANCORP, INC.

By:	/s/ Robert W. White

	Name:	Robert W. White
	Title:	Chairman, President and Chief Executive Officer
Date: May 2, 2011

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